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                                                                     EXHIBIT 1.1

                                                                           DRAFT

                               10,000,000 Shares

                   LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                         Common Stock, $.01 par value

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                          , 1998
CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
GOLDMAN, SACHS & CO.
SMITH BARNEY INC.,
As Representatives of the Several Underwriters
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, N.Y. 10010-3629

Dear Sirs:

               1. Introductory. Loews Cineplex Entertainment Corporation, a Delaware corporation ("Company"), proposes to issue and sell 10,000,000 shares ("Firm Securities") of its Common Stock, $.01 par value ("Securities"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,500,000 additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

               2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

               (a) A registration statement (No. 333-56897) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such
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registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

               (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the

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Effective Date of the Initial Registration Statement, the Initial Registration
Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

               (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any jurisdiction.

               (d) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any jurisdiction; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as disclosed in the Prospectus, all of the capital stock of each subsidiary is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects.

               (e) The Company has an authorized capitalization as set forth in the Prospectus and the Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and, except as disclosed in the Prospectus, the stockholders of the Company have no preemptive or similar rights with respect to the Securities.

               (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

               (g) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and no person has registration rights in connection with the offering of the Offered Securities.

               (h) The Offered Securities have been approved for listing on The New York Stock Exchange and The Toronto Stock Exchange, subject to notice of issuance.

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               (i)  No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or authority is required for the issuance and sale of the Offered Securities or the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

               (j) Neither the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement nor consummation of the transactions ("Concurrent Transactions") described in the Prospectus under the caption "The Concurrent Transactions" do or will (i) contravene any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company, (ii) contravene, result in a breach of or constitute a default under any agreement or instrument binding upon the Company or any of its subsidiaries, or (iii) violate (x) any present statute, rule or regulation of any governmental agency or authority applicable to the Company or any subsidiary of the Company, or (y) any judgment, decree or order of any court or governmental agency or body applicable to the Company or any subsidiary of the Company;

               (k) This Agreement has been duly authorized, executed and delivered by the Company.

               (l) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to (i) all real properties owned by them and (ii) all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

               (m) The Company and its subsidiaries possess such certificates, authorities or permits issued by appropriate governmental agencies or bodies as are necessary to conduct the business now operated by them except where the failure to possess such certificates, authorities or permits would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"), and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.

               (n) Neither the Company nor any of its subsidiaries is (A) in violation of (i) its Certificate of Incorporation or By-laws or (ii) any law, ordinance, administrative or governmental or regulatory rule, regulation, requirement or standard applicable to the Company or any of its subsidiaries or any order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any of its subsidiaries or (B) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of (A) (ii) and (B) above, for any such violations or defaults as would not individually or in the aggregate have a Material Adverse Effect.

               (o) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

               (p) The Company and its subsidiaries own, possess or have rights to acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own, possess or acquire such intellectual property rights would not individually or in

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the aggregate have a Material Adverse Effect, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

               (q) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

               (r) There are no legal or governmental proceedings pending or threatened against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would be reasonably likely to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or consummate the Concurrent Transactions or, except as disclosed in the Prospectus, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

               (s) The financial statements included in each Registration Statement and the Prospectus present fairly the consolidated financial position of each of the Company, Loeks-Star Partners and Cineplex Odeon Corporation ("CPX") as of the dates shown and their respective results of operations and cash flows for the periods shown, and, except as disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States in the case of each of the Company and Loeks-Star Partners and in conformity with generally accepted accounting principles in Canada in the case of CPX, in each case applied on a consistent basis, and the schedules included in each Registration Statement present fairly the information required to be stated therein. The pro forma financial statements and other pro forma financial information included in each Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in all respects in accordance with the Commission's rules and guidelines with respect to pro forma financial information, have been properly compiled on the pro forma basis described therein and the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. There are no financial statements (historical or pro forma) that are required to be included in any Registration Statement or the Prospectus pursuant to the Act and the Rules and Regulations that are not included in any Registration Statement or the Prospectus as required.

               (t) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue any capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

               (u) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any

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subsidiary participate or as to which the Company or any subsidiary has any liability (the "ERISA Plans") is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). Neither the Company nor any subsidiary has any liability, with respect to the ERISA Plans or otherwise and whether or not contingent, under Title IV of ERISA, nor does the Company expect that any such liability will be incurred. Neither the Company nor any subsidiary has any liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits that would individually or in the aggregate have a Material Adverse Effect. The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and of the options or other rights granted and exercised thereunder, and of the employment agreements to which the Company and/or any of its subsidiaries are a party, set forth in the Prospectus are accurate and complete in all material respects.

               (v) The Company and its subsidiaries maintain a system of internal accounting controls sufficient for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

               (w) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as are generally maintained by companies of established repute engaged in the same or a similar business, and all such insurance is in full force and effect.

               (x) The Company and its subsidiaries have filed on a timely basis all federal, state, local and foreign tax returns required to be filed (or such returns were included in the consolidated federal, state, local or foreign tax returns of Sony Corporation of America ("SCA")), such returns are complete and correct in all material respects, and all taxes shown by such returns (or included in any consolidated returns of SCA) or otherwise due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes and there has been no formal or informal tax deficiency asserted against the Company or any of its subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.

               (y) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (z) Neither the Company nor any of its affiliates has taken, nor will the Company take or permit any of its affiliates to take, any action which is designed to or which has constituted or will constitute or which might have or be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities.

               (aa) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

               3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to
purchase from the Company, at a purchase price of $   per share, the respective

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numbers of shares of Firm Securities set forth opposite the names of the
Underwriters in Schedule A hereto.

     The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn
to the order of                     at the office of Dewey Ballantine LLP, 1301
Avenue of the Americas, New York, New York 10019, at 10:00 A.M., New York time,
on                   , 1998, or at such other time not later than seven full
business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of Credit Suisse First Boston Corporation, New York, New York at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to
the order of                   , at the above office of Dewey Ballantine LLP.
The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Credit Suisse First Boston Corporation at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

     (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission

                                       7
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pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

     (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

     (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

     (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (e) The Company will furnish to the Representatives copies of each Registration Statement (six of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

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     (f)  The Company will arrange for the qualification of the Offered
Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

     (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

     (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any filing fees and other expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. The Company agrees that it will pay all transfer and other similar taxes (including, without limitation, all real estate and real property transfer taxes) related to or resulting from the Combination (as defined in the Prospectus) and/or the offering of the Offered Securities and it agrees further to indemnify and hold harmless each Underwriter from any losses, claims, damages or liabilities, joint or several, that may be incurred by any such Underwriter with respect to such taxes and to reimburse each such Underwriter for any legal or other expenses reasonably incurred by any such Underwriter in connection with investigating or defending any such loss, claim, damage, or liability as such expenses are incurred.

     (i) For a period of 90 days after the date of the Prospectus, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof and issuances of Common Stock pursuant to the exercise of options under any such plan.

     (j) The Company will cause each of Sony Pictures Entertainment Inc., Universal Studios, Inc., The Charles Rosner Bronfman Discretionary Trust, The Charles Bronfman Trust, The Charles R. Bronfman Trust, The Phyllis Lambert Foundation, Bojil Equities Inc., Louis Ludwick and Hon. Ernest Leo Kolber and each of the Company's directors and executive officers to agree that they will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exercisable or exchangeable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC, for a period of 90 days after the date of the Prospectus.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

     (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

     (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

     (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

     (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof), inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

     (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles in the United States;

     (B) at the date of the latest available balance sheet read by such accountants, and at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any decrease in stockholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, and at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; and

     (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, and to a subsequent specified date not more than three business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period of the previous year, in consolidated net revenues, EBITDA, Total EBITDA, Attributable EBITDA or net operating income or in the total or per share amounts of consolidated income before extraordinary items or net income, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur;

     (iv) they have read the unaudited pro forma information included in the Registration Statement and made inquiries of officials of the Company who have responsibility for financial and accounting matters and have performed other specified procedures, and nothing came to their attention that caused them to believe that the unaudited pro forma financial data included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

     (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

     (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

     (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

     (ii) they have performed the procedures specified by the Canadian Institute of Chartered Accountants for reviews of unaudited interim financial statements in prospectuses (which procedures shall include those specified by the American Institute of Certified Public Accountants Statement of Auditing Standards No. 71);

     (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of CPX, a reading of the minutes of all meetings of the shareholders and directors (including each committee thereof) of CPX and its subsidiaries, inquiries of officials of CPX who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

     (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles in Canada;

     (B) at the date of the latest available balance sheet read by such accountants, and at the date of the Combination (May 14, 1998), there was any decrease in stockholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of CPX and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, and at the date of the Combination, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

     (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, and to the date of the Combination, there were any decreases, as compared with the corresponding period of the previous year, in consolidated net revenues, EBITDA, Modified EBITDA or consolidated net income, or in the total or per share amounts of consolidated net income or income from continuing operations before extraordinary items, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur; and

     (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of CPX and its subsidiaries subject to the internal controls of CPX's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

     (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

     (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the

Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on The New York Stock Exchange or The Toronto Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

               (e) The Representatives shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Offered Securities delivered on the Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and, except as disclosed in the Prospectus, the stockholders of the Company have no preemptive or similar rights with respect to the Securities;

               (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and, to the knowledge of such counsel, no person has registration rights in connection with the offering of the Offered Securities;

               (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

               (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or authority of the United States or of the State of New York or pursuant to any present provision of the General Corporation Law of the State of Delaware ("DGCL") is required for the issuance or sale of the Offered Securities or the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters;

               (vi) Neither the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement nor consummation of the Concurrent Transactions do or will (A) contravene any provision of the Amended and Restated Certificate of

Incorporation or Amended and Restated By-Laws of the Company, (B) contravene, result in a breach of or constitute a default under any agreement or instrument binding upon the Company (or any of its subsidiaries) that is listed as an exhibit to the Registration Statement, or (C) violate (x) any present statute, rule or regulation of any governmental agency or authority of the United States of America or the State of New York or any present provision of the DGCL applicable to the Company or any subsidiary of the Company, or (y) any judgment, decree or order of any court or governmental agency or body of the United States of America or the State of New York or of any court or governmental agency or body of the State of Delaware pursuant to the DGCL set forth in an Officer's Certificate attached to such opinion (which Officer's Certificate shall certify that such judgments, decrees and orders constitute the only such judgments, decrees and orders applicable to the Company and its subsidiaries); provided, however, that such counsel need not express any opinion with respect to any violation, breach or default not ascertainable from the face of any such agreement, instrument, judgment, decree or order, or arising under or based upon any cross-default provision insofar as such violation relates to a default under an agreement that is not referred to in subclause (B) or arising under or based upon any covenant of a financial or numerical nature or which requires arithmetic computation;

               (vii) The statements in the Prospectus under the captions "The Concurrent Transactions", "The Stockholders Agreement", "Description of Certain Indebtedness", "Description of Capital Stock" and "Certain United States Federal Tax Considerations for Non-United States Holders" have been reviewed by such counsel and, insofar as such statements constitute a summary of laws, contracts or documents or proceedings, fairly summarize in all material respects the matters referred to therein;

               (viii) The Initial Registration Statement was declared effective under the Act, the Additional Registration Statement (if any) was filed and became effective under the Act, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

               (ix) Each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, appeared on their face to comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (it being understood that such counsel need not express any opinion on the financial statements, the notes or schedules thereto or other financial information included therein or omitted therefrom); and

               (x) This Agreement has been duly authorized, executed and delivered by the Company.

               In addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statements and the Prospectus, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for the Company, at which the contents of the Registration Statements and the Prospectus were discussed. Such counsel shall further state that between the date of effectiveness of the Registration Statement and the time of delivery of such opinion, such counsel participated in additional conferences with certain of the officers and representatives of, and independent public accountants for the Company, at which the contents of the Registration Statements and the Prospectus were discussed. Such counsel may state that, given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as set forth in paragraph (ix) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, such counsel shall state that no facts have come to their attention that have caused them to believe that a Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to their attention in the course of the proceedings described in the second sentence of this paragraph that cause them to believe that the Prospectus, as of the date and time of delivery of this letter, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that they express no view or belief, however, with respect to financial statements, the notes or schedules thereto or other financial information included in or omitted from the Registration Statements or the Prospectus.

               (f) The Representatives shall have received an opinion, dated such Closing Date, of John C. McBride, Jr., Esq., General Counsel of the Company, to the effect that:

               (i) The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or lease of property by the Company or the conduct of the Company's business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

               (ii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as foreign corporation in good standing in each jurisdiction in which the ownership or lease of property by any subsidiary of the Company or the conduct of any such subsidiary's business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as disclosed in the Prospectus, all of the capital stock of each subsidiary is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects;

               (iii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or authority is required for the issuance or sale of the Offered Securities or the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters;

               (iv) Neither the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement nor consummation of the Concurrent Transactions does or will (i) contravene any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company, (ii) contravene, result in a breach of or constitute a default under any agreement or instrument binding upon the Company or any of its subsidiaries, or (iii) violate (x) any present statute, rule or regulation of any governmental agency or authority applicable to the Company or any subsidiary of the Company, or (y) any judgment, decree or order of any court or governmental agency or body applicable to the Company or any subsidiary of the Company;

               (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has made, and that such counsel is relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that both you and such counsel are justified in relying upon such opinions, abstracts, reports, policies and certificates);

               (vi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which, if determined adversely to the Company or any of its subsidiaries, (A) would be reasonably likely to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the Concurrent Transactions or (B) except as disclosed in the Prospectus, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Offered Securities;

               (vii) Neither the Company nor any of its subsidiaries is (A) in violation of (i) its Certificate of Incorporation or By-laws or (ii) any law, ordinance, administrative or governmental or regulatory rule, regulation, requirement or standard applicable to the Company or any of its subsidiaries or any order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any of its subsidiaries or (B) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of (A) (ii) and (B) above, for any such violations or defaults as would not individually or in the aggregate have a Material Adverse Effect; and

               (viii) The statements in the Prospectus under the captions "Business-Environmental Matters", "Business-Legal Proceedings", "Management-Employment Agreements", "Management-1997 Stock Incentive Plan", "Certain Relationships and Related Transactions" and "Shares Eligible for Future Sale" have been reviewed by such counsel and, insofar as such statements constitute a summary of laws, contracts or documents or proceedings, fairly summarize in all material respects the matters referred to therein; and, to the knowledge of such counsel, there are no legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits in a Registration Statement which are not described and filed as required.

               Such counsel shall also state that such counsel has participated in the preparation of the Registration Statements and the Prospectus and has no reason to believe that a Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements, the notes or schedules thereto or other financial data contained in the Registration Statements or the Prospectus.

               (g) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.

               (i) The Representatives shall have received a letter from each stockholder, director and executive officer of the Company referred to in clause
(j) of Section 5 of this Agreement to the effect contemplated by such clause.

               (j) The Representatives shall have received a certificate dated the Closing Date signed by the chief financial officer of the Company substantially in the form heretofore approved by the Representatives, with respect to the Company's compliance with the covenants set forth in the Credit Agreement (as defined in the Prospectus) and certain other agreements relating to indebtedness of the Company and its subsidiaries.

               (k) The Representatives shall have received letters, dated such Closing Date, of Price Waterhouse LLP and KPMG, which meet the requirements of subsections (a) and (b), respectively, of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

               (l) The Offered Securities shall have been approved for listing on the New York Stock Exchange and The Toronto Stock Exchange, subject to notice of issuance.

               The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

               7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a Prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished copies thereof to such Underwriter.

               (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting".

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above or Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

               (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company under this Section or Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

               8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of

Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

               9. Qualified Independent Underwriter. The Company hereby confirms that at its request Bear, Stearns & Co. Inc. has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities. The Company will indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage or action as such expenses are incurred.

               10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5(h) and the respective obligations of the Company and the Underwriters pursuant to Section 7 and the obligations of the Company pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

               11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Loews Cineplex Entertainment Corporation, 711 Fifth Avenue, New York, New York 10022,
Attention: Lawrence J. Ruisi, President and Chief Executive Officer, John J. Walker, Senior Vice President, Chief Financial Officer and Treasurer, and John
C. McBride, Jr., Senior Vice President and General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

               12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

               13. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

               14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

               15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

               The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

               If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

               Very truly yours,
               LOEWS CINEPLEX ENTERTAINMENT CORPORATION

               By..................................................
                 Name:
                 Title:

               The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

               CREDIT SUISSE FIRST BOSTON CORPORATION
               BEAR, STEARNS & CO. INC.
               BT ALEX. BROWN INCORPORATED
               GOLDMAN, SACHS & CO.
               SMITH BARNEY INC.

               Acting on behalf of themselves and as the Representatives of the several Underwriters

               By  CREDIT SUISSE FIRST BOSTON CORPORATION

               By..................................................
                 Name:
                 Title:

                                  SCHEDULE A

                                                                Number of
                                                             Firm Securities
                                                             to be Purchased
                                                             ---------------
Credit Suisse First Boston Corporation..................
Bear, Stearns & Co. Inc.................................
BT Alex. Brown Incorporated.............................
Goldman, Sachs & Co.....................................
Smith Barney Inc........................................
                                                             ---------------
                           Total........................       10,000,000
                                                             ===============